U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 16, 2010

APOLLO CAPITAL GROUP, INC.
(Exact Name of registrant as specified in its Charter)

Florida	001-34296	22-3962092
State of Incorporation	Commission File No.	I.R.S. Employer
Identification No.

20900 N.E. 30th Ave., 8th Floor, Aventura, FL	33180
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, (786)     871-       -    4858

(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01	Changes In Registrant’s Certifying Accountant

(a)	Termination of Stan J.H. Lee, CPA

(i)           On March 16, 2010, Apollo Capital Group, Inc. (the “Company”) terminated San J.H. Lee, CPA (“Lee”) as the Company’s independent registered public accounting firm.  The decision to terminate Lee was authorized and approved by the Company’s sole director.

(ii)          The report of Lee on the financial statements of the Company for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principle, except that Lee’s report on the Company’s financial statements for the years ended December 31, 2008 and 2009 contained an explanatory paragraph indicating that substantial doubt exists about the Company’s ability to continue as a going concern.

(iii)         During the years ended December 31, 2008 and 2007 and the subsequent interim period through March 16, 2010, there were no disagreements with Lee on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lee, would have caused Lee to make reference thereto in its reports on the financial statements for such years.  In connection with the audits of the years ended December 31, 2008 and 2007 and the subsequent interim period through March 16, 2010, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

(iv)         The Company will provide Lee with a copy of this report and will request Lee to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether Lee agrees with the statements made above, and if not, stating the respects of which Lee does not agree.  Upon receipt, the Company will file the letter with the Commission in an amendment to this report.

(b)	Engagement of DaszkalBolton LLP

On March 16, 2010, upon authorization and approval of the Company’s sole director, the Company engaged DaszkalBolton LLP as the Company’s independent registered public accounting firm.

During the years ended December 31, 2008 and 2007 and the subsequent interim period through March 16, 2010, neither the Company nor anyone acting on its behalf consulted with DaszkalBolton regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K), or a reportable event (as such term is described in Item 304(a)(1)(v) of Regulation S-K).

APOLLO CAPTIAL GROUP, INC.
Dated: March 17, 2010
	By:	/s/ Sigfried M. Klein
Sigfried M. Klein,
President